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                                 AMENDMENT NO. 2

Amendment to the Participation Agreement among The Travelers Insurance Company (the "Company"), American Odyssey Funds, Inc. (the "Series Fund"), and Copeland Equities, Inc. (the "Underwriter") dated February 23, 1993 and amended May 1, 1994.

WHEREAS each of the parties desires to expand the Accounts of the Company which invest in shares of the Series Fund. The Company, the Series Fund, and the Underwriter hereby agree to amend Schedule A of the Agreement by adding the following to the existing language, as previously amended, on Schedule A:

            The Travelers Separate Account Fund QP for Variable Annuities, established December 26, 1995.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 2 to be executed in its name and on its behalf by its duly authorized representative as of October 1, 1996.

                                     THE TRAVELERS INSURANCE COMPANY
                                     By its authorized officer

                                     By:
                                            -------------------------------
                                     Title:
                                            -------------------------------
                                     Date:
                                            -------------------------------

                                     AMERICAN ODYSSEY FUNDS, INC.
                                     By its authorized officer

                                     By:
                                           -------------------------------

                                     Title:
                                             -----------------------------

                                     Date:
                                             -----------------------------

                                     COPELAND EQUITIES, INC.
                                     By its authorized officer

                                     By:
                                             -----------------------------

                                     Title:
                                             -----------------------------

                                     Date:
                                             -----------------------------